UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2021

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

AIG Shelf Agreement

On October 20, 2021, Henry Schein, Inc. (the “Company”) entered into a new $250,000,000 Multicurrency Private Shelf Agreement with AIG Asset Management (U.S.), LLC and each AIG affiliate (“AIG”) which becomes party thereto (the “AIG Shelf Agreement”). The facility is uncommitted and will, subject to the terms and conditions set forth therein, allow the Company to issue senior promissory notes to AIG at fixed rate economic terms to be agreed upon at the time of issuance, from time to time during a five year issuance period until October 20, 2026. Subject to the right of the noteholders to receive certain equal and ratable collateral in certain circumstances specified in the facility, these notes will be unsecured. The term of each note issuance will be selected by the Company and will be no longer than 15.5 years. The proceeds of any issuance under the facility will be used for working capital and general corporate purposes, including, but not limited to, capital expenditures, as well as for funding potential acquisitions.

The AIG Shelf Agreement contains customary representations, warranties and affirmative covenants as well as customary negative covenants, subject to negotiated exceptions, on liens, indebtedness (including a covenant which limits consolidated leverage to 3.25 times earnings before interest, taxes, depreciation and amortization and certain other adjustments, unless, in connection with an acquisition in excess of a specified threshold, the Company elects to increase the consolidated leverage to 3.75 times earnings before interest, taxes, depreciation and amortization and certain other adjustments for the fiscal quarter in which such acquisition occurred), significant corporate changes (including mergers), dispositions and certain restrictive agreements. The AIG Shelf Agreement also contains customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change in control, or the failure to observe the negative covenants and other covenants related to the operation of the Company’s business.

The above description of the AIG Shelf Agreement is not complete and is qualified in its entirety by the actual terms of the AIG Shelf Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Amended and Restated Private Placement Shelf Facilities

On October 20, 2021, the Company amended and restated its existing (i) Second Amended and Restated Multicurrency Private Shelf Agreement, dated as of June 29, 2018, by and among the Company, PGIM, Inc. (“Prudential”) and each Prudential affiliate which becomes party thereto, (ii) Second Amended and Restated Master Note Facility, dated as of June 29, 2018, by and among the Company, NYL Investors LLC (as successor in interest to New York Life Investment Management LLC) (“New York Life”) and each New York Life affiliate which becomes party thereto (the “New York Life Shelf Agreement”), and (iii) Second Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of June 29, 2018, by and among the Company, Metropolitan Life Insurance Company (“MLIC”), MetLife Investment Management, LLC (as successor in interest to MetLife Investment Advisors Company, LLC) (“MLIAC,” and together with MLIC, “MetLife”) and each MetLife affiliate which becomes party thereto (the “MetLife Shelf Agreement”) (the amendments listed in clauses (i) through (iii) above, collectively, the “Private Shelf Amendments”), to, among other things, (A) in each case, extend the scheduled facility termination dates to October 20, 2026, (B) in each case, update LIBOR replacement provisions to reflect the current market approach for a private shelf facility, (C) increase the maximum available facility amount under the New Yok Life Shelf Agreement to $350,000,000, (D) increase the maximum available facility amount under the MetLife Shelf Agreement to $400,000,000, and (E) in each case, to make certain other changes conforming to the Amended and Restated Revolving Credit Agreement, dated as of August 20, 2021, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents party thereto.

The Private Shelf Amendments contain customary representations, warranties and affirmative covenants as well as customary negative covenants, subject to negotiated exceptions, on liens, indebtedness, significant corporate changes (including mergers), dispositions and certain restrictive agreements. The Private Shelf Amendments also contain customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change in control, or the failure to observe the negative covenants and other covenants related to the operation of the Company’s business.

The above description of the Private Shelf Amendments is not complete and is qualified in its entirety by the actual terms of the Private Shelf Amendments, copies of which are attached hereto as Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and are incorporated herein by reference.

Amendments to Existing Receivables Purchase Agreement

On October 20, 2021, the Company amended its $350,000,000 receivables purchase agreement, dated as of April 17, 2013 (as amended by that certain Omnibus Amendment No. 1, dated as of July 22, 2013, that certain Omnibus Amendment No. 2, dated as of April 21, 2014, that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of September 22, 2014, that certain Amendment No. 2 to Receivables Purchase Agreement, dated as of April 14, 2015, that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 1, 2016, that certain Amendment No. 4 to Receivables Purchase Agreement, dated as of July 6, 2017, that certain Amendment No. 5 to Receivables Purchase Agreement, dated as of March 13, 2019, and that certain Amendment No. 6 to Receivables Purchase Agreement, dated June 22, 2020), by and among the Company, as servicer, HSFR, Inc., as seller, the existing lender, as agent and the various purchase groups from time to time party thereto (the “Receivables Amendment”), in its entirety to, among other things, (i) increase the purchase limit to $450,000,000, (ii) extend the termination date to October 18, 2024 and (iii) update LIBOR replacement provisions to reflect the current market approach for a multicurrency facility.

The above description of the Receivables Amendment is not complete and is qualified in its entirety by the actual terms of the Receivables Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	Multicurrency Private Shelf Agreement, dated as of October 20, 2021, by and among the Company, AIG Asset Management (U.S.), LLC and each AIG affiliate which becomes party thereto

Exhibit 4.2	Third Amended and Restated Multicurrency Private Shelf Agreement, dated as of October 20, 2021, by and among the Company, PGIM, Inc. and each Prudential affiliate which becomes party thereto

Exhibit 4.3	Third Amended and Restated Master Note Facility, dated as of October 20, 2021, by and among the Company, NYL Investors LLC and each New York Life affiliate which becomes party thereto

Exhibit 4.4	Third Amended and Restated Multicurrency Master Note Purchase Agreement, dated as of October 20, 2021, by and among the Company, Metropolitan Life Insurance Company, MetLife Investment Management, LLC and each MetLife affiliate which becomes party thereto

Exhibit 10.1	Amendment No. 7 to Receivables Purchase Agreement, dated as of October 20, 2021, by and among the Company, as servicer, HSFR, Inc., as seller, Lender, as agent and the various purchaser groups from time to time party thereto

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: October 21, 2021	By:	/s/ Kelly Murphy
	Name:	Kelly Murphy
	Title:	Senior Vice President and General Counsel